Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
Property and equipment consist of the following:

	As of December 31,
	201 8	201 9
	RMB	RMB	US$
Office furniture and equipment	4,920	5,982	859
Computer equipment and servers	111,274	149,947	21,539
Leasehold improvements	7,256	10,595	1,522
Less: Accumulated depreciation	(30,576)	(60,289)	(8,660)

Total property and equipment, net	92,874	106,235	15,260